UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 31, 2007
Date of report (Date of earliest event reported)
EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-06072	58-1035424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1  Financial Information
Item 2.02  Results of Operation and Financial Condition
In December 2006, the Company closed the sale of its EMS Wireless division and has accounted for its results of operations as discontinued operations. The Company recast its consolidated statements of operations and earnings per share data for each quarter of 2005 and 2006 to reflect this change. On July 31, 2007, the Company is publicly releasing its recast financial results of operations and earnings per share data for each of the quarters of 2005 and 2006.

Item 9.01  Financial Statements and Exhibits

(b)	Financial Information

Recast Consolidated Statements of Operations for the quarters ending April 2, July 2, October 1, and December 31, 2005 furnished pursuant to Item 2.02. Recast Consolidated Statements of Operations for the quarters ending April 1, July 1, September 30, and December 31, 2006 furnished pursuant to Item 2.02.

EMS Technologies, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	2005 Quarters Ended
	April 2	July 2	Oct 1	Dec 31
Net sales	$47,963	57,054	58,525	62,345
Cost of sales	31,972	36,660	37,959	40,374
Selling, general and administrative expenses	13,662	13,776	13,730	15,776
Research and development expenses	2,485	3,067	2,975	3,227

Operating (loss) income	(156)	3,551	3,861	2,968
Interest income	68	90	295	135
Interest expense	(736)	(872)	(843)	(853)
Foreign exchange gain (loss)	7	(101)	(252)	58

(Loss) earnings from continuing operations before income taxes	(817)	2,668	3,061	2,308
Income tax benefit (expense)	237	(774)	(888)	(669)

Net (loss) earnings from continuing operations	(580)	1,894	2,173	1,639
Discontinued operations:
Loss from discontinued operations before income taxes	(123)	(6,266)	(2,248)	(5,334)
Income tax benefit (expense)	399	(1,274)	(926)	(797)

Earnings (loss) from discontinued operations	276	(7,540)	(3,174)	(6,131)

Net loss	$(304)	(5,646)	(1,001)	(4,492)

Net (loss) earnings per share:
Basic:
From continuing operations	$(0.05)	0.17	0.19	0.15
From discontinued operations	0.02	(0.68)	(0.28)	(0.55)

Net loss	$(0.03)	(0.51)	(0.09)	(0.40)

Diluted:
From continuing operations	$(0.05)	0.17	0.19	0.15
From discontinued operations	0.02	(0.67)	(0.28)	(0.55)

Net loss	$(0.03)	(0.50)	(0.09)	(0.40)

Weighted average number of shares:
Basic	11,164	11,165	11,165	11,210
Diluted	11,164	11,186	11,245	11,249

EMS Technologies, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	2006 Quarters Ended
	April 1	July 1	Sept 30	Dec 31
Net sales	$59,045	65,046	64,661	72,367
Cost of sales	37,901	41,150	40,697	44,863
Selling, general and administrative expenses	14,962	16,481	17,124	17,768
Research and development expenses	3,804	4,050	4,100	3,862

Operating income	2,378	3,365	2,740	5,874
Interest income	341	621	628	664
Interest expense	(595)	(446)	(411)	(469)
Foreign exchange (loss) gain	(318)	(337)	(143)	88

Earnings from continuing operations before income taxes	1,806	3,203	2,814	6,157
Income tax (expense) benefit	(542)	(962)	2,676	651

Net earnings from continuing operations	1,264	2,241	5,490	6,808
Discontinued operations:
(Loss) earnings from discontinued operations before income taxes	(614)	(556)	368	25,229
Income tax expense	(422)	(13)	(286)	(6,501)

(Loss) earnings from discontinued operations	(1,036)	(569)	82	18,728

Net earnings	$228	1,672	5,572	25,536

Net earnings (loss) per share:
Basic:
From continuing operations	$0.10	0.15	0.36	0.45
From discontinued operations	(0.08)	(0.04)	0.01	1.23

Net earnings	$0.02	0.11	0.37	1.68

Diluted:
From continuing operations	$0.10	0.15	0.36	0.44
From discontinued operations	(0.08)	(0.04)	0.01	1.23

Net earnings	$0.02	0.11	0.37	1.67

Weighted average number of shares:
Basic	13,247	15,185	15,226	15,260
Diluted	13,309	15,252	15,263	15,328

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMS TECHNOLOGIES, INC.

Date: July 31, 2007	By:	/s/ Don T. Scartz
Don T. Scartz Executive Vice President, Chief Financial Officer and Treasurer